UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 8, 2004

Teleglobe International Holdings Ltd

(Exact name of registrant as specified in its charter)

Bermuda	000-50780	98-0417192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 1154, 10 Queen Street, Hamilton, Bermuda	HM EX
(Address of principal executive offices)	(Zip Code)

(441) 296-4856

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 12, 2004, Teleglobe International Holdings Ltd (the “Company”) announced the October 8, 2004 resignation of Tom I. Evslin as non-executive Chairman and director. Mr. Evslin was not a member of any committees of the Company’s board of directors.

ITEM 8.01	Other Events.

On October 12, 2004, the Company announced that Theodore M. Weitz, its Executive Vice President and General Counsel, was no longer employed by the Company.

Section 9	Financial Statements and Exhibits

ITEM 9.01	Financial Statements and Exhibits

Attached as Exhibit 99.1 to this report is the Company’s press release announcing the resignation of Tom I. Evslin dated October 12, 2004.

Attached as Exhibit 99.2 to this report is the resignation letter of Tom I. Evslin dated October 8, 2004.

Attached as Exhibit 99.3 to this report is the Company’s press release announcing the departure of Theodore M. Weitz dated October 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELEGLOBE INTERNATIONAL HOLDINGS LTD

By:	/s/ Michael C. Wu
Name:	Michael C. Wu
Title:	Assistant General Counsel of Teleglobe International Holdings Ltd

Date: October 12, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release announcing the resignation of Tom I. Evslin dated October 12, 2004.

Exhibit 99.2	Resignation letter of Tom I. Evslin dated October 8, 2004.

Exhibit 99.3	Press release announcing the departure of Theodore M. Weitz dated October 12, 2004.